UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 18, 2022

Tutor Perini Corporation
(Exact Name of Registrant as Specified in its Charter)

Massachusetts	1-6314	04-1717070
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15901 Olden Street, Sylmar, California 91342-1093
(Address of Principal Executive Offices, and Zip Code)

(818) 362-8391
(Registrant’s Telephone Number, Including Area Code)

None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	TPC	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.07.        Submission of Matters to a Vote of Security Holders.

The 2022 Annual Meeting of Shareholders (the “Annual Meeting”) of Tutor Perini Corporation (the “Company”) was held on May 18, 2022. At the Annual Meeting, the Company’s shareholders voted on three proposals as described in the Proxy Statement and cast their votes as set forth below.

Proposal 1: Election of Directors

The Company’s shareholders elected each of the following 10 nominees for director to serve a one-year term expiring at the Company's 2023 Annual Meeting of Shareholders. The votes cast in the election of directors were as follows:

Elected Directors	Votes For	Votes Withheld	Broker Non-Votes
Ronald N. Tutor	23,507,800	16,795,913	6,052,740
Peter Arkley	15,431,857	24,871,856	6,052,740
Jigisha Desai	36,717,472	3,586,241	6,052,740
Sidney J. Feltenstein	23,914,902	16,388,811	6,052,740
Michael F. Horodniceanu	16,043,458	24,260,255	6,052,740
Michael R. Klein	13,656,898	26,646,815	6,052,740
Robert C. Lieber	13,737,144	26,566,569	6,052,740
Dennis D. Oklak	23,986,440	16,317,273	6,052,740
Raymond R. Oneglia	19,947,090	20,356,623	6,052,740
Dale Anne Reiss	23,828,413	16,475,300	6,052,740

Proposal 2: Ratification of Appointment of Auditors

The Company’s shareholders ratified the selection of Deloitte & Touche LLP, independent registered public accountants, as auditors of the Company for the year ending December 31, 2022. Voting results on this matter were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
45,968,530	314,226	73,697	0

Proposal 3: Advisory (Non-binding) Vote to Approve the Company’s Named Executive Officer Compensation

The Company’s shareholders cast their votes with respect to the advisory (non-binding) vote to approve the Company’s named executive officer compensation as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
12,685,720	27,472,778	145,215	6,052,740

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUTOR PERINI CORPORATION

Date:	May 20, 2022	By:	/s/ Anthony C. Fiore
Anthony C. Fiore
Corporate Secretary

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